UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 01, 2022

GUERRILLA RF, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-56238	85-3837067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1196 Pleasant Ridge Road, Suite 5 Greensboro, NC	27409
(Address of principal executive offices)	(Zip Code)

(336) 510-7840
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 – CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Guerrilla RF, Inc. (the "Company") was notified that Dixon Hughes Goodman LLP ("DHG"), the Company's independent registered public accounting firm, merged with BKD LLP ("BKD") on June 1, 2022, and the combined practice now operates under the name FORVIS, LLP (“FORVIS”).  FORVIS, as the successor to DHG, now serves as the Company's independent registered public accounting firm effective June 1, 2022.

The audit reports of DHG on the Company’s financial statements as of and for the years ended December 31, 2021 and 2020 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles; however, they did include an explanatory paragraph describing conditions that raise substantial doubt about the Company's ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2020 and in the subsequent interim period through March 31, 2022, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with DHG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to DHG’s satisfaction, would have caused DHG to make reference thereto in its reports on the Company’s financial statements for such periods.  In addition, during the Company’s two most recent fiscal years and in the subsequent interim period through March 31, 2022, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

During the Company’s two most recent fiscal years ended December 31, 2021 and 2020 and in the subsequent interim period through March 31, 2022, neither the Company nor anyone on its behalf consulted with BKD regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BKD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” (as these terms are defined or described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

The Company has provided FORVIS, as successor to DHG, with a copy of the disclosures contained in this section of this Current Report on Form 8-K prior to the time this report was filed with the Securities and Exchange Commission (the “SEC”) and requested that FORVIS provide the Company a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.  FORVIS responded with a letter, dated June 3, 2022, a copy of which is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.  The exhibit listed in the exhibit index below is being filed herewith.

EXHIBIT INDEX

Exhibit Number

(16.1) Letter from FORVIS, LLP to the Securities and Exchange Commission, dated June 03, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUERRILLA RF, INC.

Date: June 03, 2022	By:	/s/ Ryan Pratt
Ryan Pratt
Chief Executive Officer and Director